                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant / /

     Filed by a party other than the registrant /X/

     Check the appropriate box:

     / / Preliminary proxy statement        / / Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     /X/ Definitive proxy statement

     / / Definitive additional materials

     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                 Briar Funds Trust-Stalwart Core Equity Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                 Briar Funds Trust-Stalwart Core Equity Fund
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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



                                                               November 22, 1995




Dear Shareholder:

A special meeting of the shareholders of The Stalwart Core Equity Fund (the "Fund"), a series of Briar Funds Trust (the "Trust"), has been called for December 20, 1995. The meeting has been called to seek shareholder approval of three successive sub-advisory agreements with the Fund's sub-adviser that are necessitated by two reorganizations involving the ownership of the sub-adviser or its parent.

Each of the new sub-advisory agreements provides for the same services to be furnished to the Fund with no increase in the scheduled rate of fees payable by the Fund. There will be no change in the personnel of the sub-adviser involved in managing the Fund.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF EACH OF THE SUB-ADVISORY AGREEMENTS.

Please sign and return your proxy card in the enclosed postage-paid envelope.


                                                 Sincerely,





                                                 Thomas A. Hickey
                                                 President

                               BRIAR FUNDS TRUST

                         The Stalwart Core Equity Fund
                             311 South Wacker Drive
                                   Suite 4990
                            Chicago, Illinois 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD

                               DECEMBER 20, 1995

To the shareholders:

   A special meeting of the shareholders of The Stalwart Core Equity Fund (the "Fund"), a series of Briar Funds Trust (the "Trust"), will be held at 311 South Wacker Drive, Suite 4990, Chicago, Illinois 60606, on Wednesday, December 20, 1995 at 10:00 a.m, Chicago time, to approve or disapprove the following sub-advisory agreements in connection with two corporate reorganizations affecting the Fund's sub-adviser:

1. An interim sub-advisory agreement for the period from September 29, 1995 through the date of approval of the agreement by the Fund's shareholders with fees to be payable by the Fund only if approved by shareholders;

2. A new sub-advisory agreement effective upon the date of shareholder approval; and

3. A new sub-advisory agreement effective upon the date of the consummation of a proposed merger or other reorganization involving a parent of the Fund's sub-adviser with Metropolitan Life Insurance Company that would result in a change in control of the Fund's sub-adviser; and

to transact such other business as may properly come before the meeting.

Shareholders of record at the close of business on October 31, 1995 are entitled to vote at the meeting.

YOUR VOTE IS IMPORTANT AND ALL SHAREHOLDERS ARE ASKED TO BE PRESENT IN PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE USING THE STAMPED ENVELOPE PROVIDED. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM PERSONALLY VOTING YOUR SHARES AT THE MEETING SINCE YOU MAY REVOKE YOUR PROXY BY ADVISING THE SECRETARY OF THE FUND IN WRITING (BY SUBSEQUENT PROXY OR OTHERWISE) OF SUCH REVOCATION AT ANY TIME BEFORE IT IS VOTED.

                                                 For the Board of Trustees,


                                                 Thomas A. Hickey
                                                 President
Chicago, Illinois
November 22, 1995

                          QUESTIONS AND ANSWERS (Q&A)

Q.    WHAT IS HAPPENING?

A. First, on September 29, 1995, the Fund's previous sub-adviser, Old HALP L.P., formerly Harris Associates, L.P. ("Harris") transferred its business and operating assets to a subsidiary of New England Investment Companies, L.P. ("NEIC"), as described in the accompanying proxy statement (the "Harris Reorganization"). The subsidiary, also named Harris Associates L.P. ("New Harris"), is continuing to operate the former business of Harris with its former personnel. The adviser of the Fund has not changed. The adviser will remain Briar Capital Management L.L.C. (the "Adviser"). Second, New England Mutual Life Insurance Company ("NE Mutual"), the majority unit of NEIC, has agreed to merge with Metropolitan Life Insurance Company ("MetLife"). The merger is scheduled to be accomplished, subject to various regulatory and other approvals, in the first quarter of 1996 (the "Merger").

Q.    WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. The Investment Company Act of 1940, as amended (the "1940 Act"), requires approval by a fund's Board of Trustees and shareholders of a written contract relating to services as a fund's investment adviser or sub-adviser. After the Harris Reorganization and the Merger, in order to continue the services formerly provided by Harris to the Fund, the Fund must enter into new sub-advisory agreements with New Harris and the Adviser and such agreements must be approved by the Fund's Board of Trustees and the Fund's shareholders. A new sub-advisory agreement was entered into on September 29, 1995 by the Trust on behalf of the Fund with the Adviser and New Harris (the "Interim Sub-Advisory Agreement"), although the Fund will not pay fees to New Harris under that agreement unless the agreement is approved by the Fund's shareholders. In addition, the Trust intends to enter into a new sub-advisory agreement on behalf of the Fund with the Adviser and New Harris effective upon the receipt of shareholder approval (the "New Sub-Advisory Agreement"). Finally, the Trust intends to enter into a succeeding sub-advisory agreement on behalf of the Fund with the Adviser and New Harris effective upon the consummation of the Merger and the receipt of shareholder approval (the "New Sub-Advisory Agreement Upon MetLife Merger").

Q.    HOW WILL THIS AFFECT MY ACCOUNT?

A. Each of the new sub-advisory agreements provides for the same services to be furnished to the Fund with no increase in the scheduled rate of fees payable by the Fund. The only changes proposed in the new sub-advisory agreements (other than the periods covered by the agreements) for the Fund are that the sub-advisory fees payable by the Adviser to New Harris pursuant to the Interim Sub-Advisory Agreement for the period of September 29, 1995 through the date of shareholder approval will be the lesser of cost to New Harris or the amount payable under the previous sub-advisory contract entered into by the Trust, Harris and the Adviser dated January 15, 1995 (the "Original Sub-Advisory Agreement"). Any benefit from the fees payable under the Interim Sub-Advisory Agreement as compared to the Original Sub-Advisory Agreement will inure to the benefit of the Fund. Upon shareholder approval, the fees paid by the Adviser to New Harris under the New Sub-Advisory Agreement and the New Sub-Advisory Agreement Upon MetLife Merger will be the same as that provided under the Original Sub-Advisory Agreement. New Harris intends to operate the business of Harris with the same personnel, and the individuals formerly involved in the portfolio management of the Fund will continue in their former roles with the Fund. Thus, the Fund should continue to receive the same high quality portfolio management.

Q.    HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. Vote "FOR" each of the Proposals. After careful consideration, each of the current trustees, who are not affiliated with New Harris, recommend that you vote "FOR" each of the Proposals on the enclosed proxy card.

Q.    WHO IS PAYING THE COST OF THE PROXY SOLICITATION AND SHAREHOLDER MEETING?

A. MetLife and NEIC, but not the Trust or the Fund, are paying all costs of the shareholder meeting and the proxy solicitation.

Q.    WHAT IF I HAVE OTHER QUESTIONS?

A. We will be happy to answer your questions about the Proposals and this proxy solicitation. Please call us at Briar Capital Management L.L.C., 312/554-7536.



                                    PRIVATE
                       * * * YOUR VOTE IS IMPORTANT * * *

                    PLEASE SIGN AND MAIL THE ENCLOSED PROXY

               PROMPTLY IN ORDER TO BE REPRESENTED AT THE MEETING

                               BRIAR FUNDS TRUST

                         The Stalwart Core Equity Fund

                                Proxy Statement


                              GENERAL INFORMATION

WHO IS ASKING FOR MY VOTE?

The Board of Trustees of the Briar Funds Trust (the "Trust") is soliciting proxies from the shareholders for use at a meeting of shareholders of the Trust (the "Meeting") to be held on Wednesday, December 20, 1995 and at any adjournment of that meeting, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about November 22, 1995.

WHO IS ELIGIBLE TO VOTE?

Shareholders of The Stalwart Core Equity Fund (the "Fund") at the close of business on October 31, 1995 are entitled to participate in the meeting and to cast one vote for each share held. As of October 31, 1995, 676,108.291 shares of the Fund were outstanding. Shareholders of the other series of the Trust are not entitled to participate in the meeting.

If the accompanying proxy card is executed properly and returned, your shares of the Fund will be voted at the meeting in accordance with the instructions on the proxy card. However, if no instructions are specified, shares will be voted for the approval of the new sub-advisory agreements for the Fund. Shareholders may revoke a proxy at any time prior to the time it is voted by writing to the Secretary of the Trust, by delivery of a later-dated proxy or by attending and voting at the meeting.

THE MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT FOR THE FUND HAS PREVIOUSLY BEEN SENT TO SHAREHOLDERS AND IS AVAILABLE, WITHOUT CHARGE, BY WRITING TO THE TRUST AT 311 SOUTH WACKER DRIVE, SUITE 4990, CHICAGO, ILLINOIS 60606, OR BY CALLING
(312) 554-7536.

                                   BACKGROUND

The Trust entered into a Management and Advisory Agreement dated January 15, 1995 (the "Advisory Agreement") with Briar Capital Management L.L.C. (the "Adviser"), 311 South Wacker Drive, Suite 4990, Chicago, Illinois 60606-6604, pursuant to which the Adviser provides consulting, investment and administrative services to the Fund and the other series of the Trust (the "Funds"). The Advisory Agreement permits the Adviser to retain one or more sub-advisers to provide investment advisory services to the Funds. Pursuant to this authority, the Adviser has entered into sub-advisory agreements with four sub-advisers each dated January 15, 1995 to provide investment advisory services for the Funds. Subject to the management and direction of the Board of Trustees, the Adviser selects and monitors the various sub-advisers. On January 15, 1995, the Trust on behalf of the Fund entered into a sub-advisory agreement (the "Original Sub-Advisory Agreement") with the Adviser and Harris Associates L.P., now named Old HALP ("Harris"). That agreement was approved by a majority of the disinterested Trustees and was last approved by shareholders of the Fund on January 11, 1995. The Board of Trustees of the Trust preliminarily approved the Interim Sub-Advisory Agreement on September 29, 1995, and ratified such approval at a board meeting held on October 12, 1995.

Pursuant to the Advisory Agreement, the Adviser (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise the provision of services by third parties such as the sub-advisers and custodian; and (iii) develops the investment programs, selects sub-advisers, and monitors the sub-advisers' investment programs and results. The Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds. The Adviser also provides asset management consulting services, including the objective-setting and asset-allocation strategies, and sub-advisers review and evaluation assistance.

The Adviser receives an annual management fee from each of the Funds. The Adviser is responsible for the payment of all fees to the sub-advisers. The annual management fees, payable monthly on a pro rata basis, are the following percentages of the average daily net assets of the Funds: 0.75% for the Fund, 0.65% for the Stalwart Aggressive Equity Fund, 0.85% for the Stalwart International Equity Fund and 0.45% for each of the Stalwart U.S. Government Securities Fund and the Stalwart Income Fund.

The basic advisory fee paid by the Fund of 0.75% may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the performance of the S&P 500. The Fund calculates investment performance in the same manner as the S&P 500. The adjustment is 0.02% for each full 1.00% by which the total rate of return of the Fund differs from the total rate of return on the S&P 500 during each Fund year. The maximum annualized performance adjustment is +/- 0.10% (i.e., 10 basis points). The Adviser and the Fund's sub-adviser will receive the maximum performance adjustment in the event that the total rate of return of the Fund exceeds the total rate of return of the S&P 500 by 5.00% (i.e., 500 basis points). For example, if the S&P 500 has an average annual performance of 10%, the Fund's average annual performance would have to equal to or greater than 15% for the Adviser and the Fund's sub-adviser to receive an annual performance fee of 0.10% (i.e., the difference in performance between the Fund and the S&P 500 must be equal to or greater than 5% for the Adviser and the Fund's sub-adviser to receive the maximum performance fee). In April 1972, the Securities and Exchange Commission (the "SEC") issued Release No. 7113 under the Investment Company Act (the "Release") to call the attention of directors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insignificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a 'rule of thumb' the performance difference should be at least +/- 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending at this time, that any particular performance difference exists before the maximum fee adjustment may be made." The Release concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differences that can reasonably be considered significant." The Board of Trustees of the Fund fully considered the Release and believes that the performance adjustments are entirely appropriate although not within the +/- 10 percentage points per year range suggested by the Release.

Regardless of the extent of the performance adjustments, the Adviser retains 0.25% of the management fee paid by each Fund, unless otherwise waived by the Adviser, and remits the balance of the fee to the Fund's sub-adviser. While the investment advisory fee paid by the Fund is higher than that paid by most investment companies, the Board of Trustees believes it is appropriate for this Fund in light of its investment objectives and policies.

                   PROPOSAL 1. INTERIM SUB-ADVISORY AGREEMENT

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

Harris sold its business and substantially all of its operating assets to New England Investment Companies, L.P. ("NEIC") on September 29, 1995 in a business reorganization (the "Harris Reorganization"). The assets of Harris were transferred to a new limited partnership named Harris Associates L.P. ("New Harris") that is a subsidiary of NEIC. New Harris is operating the previous business of Harris with the same personnel, and the individuals previously involved in the portfolio management of the Fund continued their role with the Fund after the Harris Reorganization. New Harris conducts its business from Harris's same offices at Two North LaSalle Street, Chicago, Illinois 60602.

The Original Sub-Advisory Agreement terminated upon the closing of the Harris Reorganization. The Board of Trustees preliminarily approved an interim sub-advisory agreement dated September 29, 1995 by and among the Trust, the Adviser and New Harris (the "Interim Sub-Advisory Agreement"), at a meeting held on September 29, 1995 and ratified such approval at a Board of Trustees meeting held on October 12, 1995. The Interim Sub-Advisory Agreement is being proposed for approval by the shareholders of the Fund. A copy of the form of the Interim Sub-Advisory Agreement for the Fund is attached hereto as Exhibit A.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

Vote "FOR" the Proposal. The Board of Trustees unanimously recommended the Interim Sub-Advisory Agreement to the shareholders of the Fund for their approval. For information about the Board's deliberations and reasons for its recommendations, please see "What factors did the Board of Trustees consider in approving the Interim Sub-Advisory Agreement" near the end of this Proposal 1.

WHAT ARE THE TERMS OF THE INTERIM SUB-ADVISORY AGREEMENT?

Apart from the periods covered by the respective agreements, the terms of the Interim Sub-Advisory Agreement are identical to the Fund's Original Sub-Advisory Agreement, except that the fees paid by the Adviser to New Harris will be the lesser of cost to New Harris of providing its services under the Interim Sub-Advisory Agreement or the amount payable under the Original Sub-Advisory Agreement. Fees will be payable by the Fund retroactive to September 29, 1995 through the date of approval by the Fund's shareholders only if approved by shareholders. Any reduction in the fees payable under the Interim Sub-Advisory Agreement as compared to the Original Sub-Advisory Agreement will reduce the management fees payable by the Fund to the Adviser.

New Harris estimates its costs for portfolio management of the Fund to be approximately $10,000 per quarter (0.50% of the estimated average daily net assets of the Fund). Pursuant to the Original Sub-Advisory Agreement, the Adviser pays Harris a fee, computed daily and payable monthly equal to 0.50% of the average daily net assets of the Fund, plus an adjustment determined by using a formula based on the Fund's investment performance relative to the performance of the S&P 500. Because the terms of the Interim Sub-Advisory Agreement provides for the lesser of cost or the amount payable under the Original Sub-Advisory Agreement, the fee may be decreased pursuant to such formula but not increased. The decrease adjustment is 0.02% for each full 1.00% by which the total rate of return of the Fund is less than the total rate of return on the S&P 500 during the period September 29, 1995 through the date of shareholder approval (such adjustment to be pro-rated to take into account that the Interim Sub-Advisory Contract is not in existence for a full year). In determining the amount of costs to New Harris for purposes of determining the fee, only those costs allocable to the period September 29, 1995 through the date of shareholder approval are to be taken into account. Any benefit from the fees payable under the Interim Sub-Advisory Agreement as compared to the Original Sub-Advisory Agreement shall inure to the benefit of the Fund.

WHAT SHOULD I KNOW ABOUT HARRIS AND NEW HARRIS?

Harris was a registered investment adviser serving individuals, institutions, pension funds, and private investment partnerships, with assets under management of approximately $7 billion. Harris, a limited partnership, is controlled by its general partner, Old HAI, Inc., formerly Harris Associates, Inc. ("HAI"). The directors of HAI are Robert H. Harper, Robert M. Levy, Roxanne M. Martino, Clyde S. McGregor, Victor A. Morgenstern, William C. Nygren, Earl J. Rusnak, Jr., Robert J. Sanborn and Sherwin A. Zuckerman. Harris's principal address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

Limited partnership interests in Harris and interests in HAI were re-adjusted periodically (usually annually) in the ordinary course of Harris's business to reflect admissions of new limited partners, retirements or withdrawals of limited partners and responsibilities of limited partners. Those re-adjusted interests were reflected as changes in each affected limited partner's capital account.

New Harris is the investment adviser for certain funds, for which it receives advisory and management at the following rates:

FUND                                    FEE                                     NET ASSETS AT 10/31/95
------------------------------------------------------------------------------------------------------
The Oakmark Balanced Fund               .75%                                                *

The Oakmark Fund                        1% up to $2.5 billion; .95% on                  $2.8 billion
                                        the next $1.25 billion; .90% on
                                        the next $1.25 billion; and .85%
                                        on net assets in excess of $5 billion



The Oakmark International Fund          1% up to $2.5 billion; .95% on the next         $800 million
                                        $2.5 billion;  and .90% on net assets
                                        in excess of $5 billion

The Oakmark Small Cap Fund              1.25%                                               *

The Oakmark International               1.25%                                               *
Emerging Value Fund
------------------------------------------------------------------------------------------------------

* This Fund commenced operations on November 1, 1995

The advisory agreement for each of those funds provides that the total annual expenses of the fund exclusive of taxes, interest, extraordinary litigation expenses and brokers' commissions and other charges relating to the purchase or sale of securities but including fees paid to New Harris, shall not exceed the limits, if any, prescribed by any state in which shares of that fund are qualified for sale. New Harris has agreed to reimburse each fund for any such expenses in excess of such limits by an offset to the monthly advisory fee. In addition, New Harris has voluntarily agreed to reimburse each of Small Cap Fund, Balanced Fund and International Emerging Value Fund to the extent that the fund's annual ordinary operating expenses exceed 2.5% of its average net assets through October 31, 1996, subject to earlier termination by New Harris on 30 days' notice to the fund.

New Harris was recently organized in connection with the Harris Reorganization. New Harris is a registered successor investment adviser of Harris serving individuals, institutions, pension funds, and private investment partnerships. New Harris is a limited partnership managed by its general partner, which is named Harris Associates, Inc. ("New HAI"), a wholly-owned subsidiary of NEIC. The directors of New HAI are Victor A. Morgenstern, G. Neal Ryland, Peter S. Voss, and four additional directors selected by the executive officers of New Harris. Mr. Morgenstern is the principal executive officer of New HAI. Messrs. Ryland and Voss are executive officers of NEIC. The other directors of New HAI are executives of New Harris and their business address is Suite 500, Two North LaSalle Street, Chicago, Illinois 60602. New Harris is operating the previous business of Harris with the same personnel, and the individuals previously involved in the portfolio management of the Fund continue their role with the Fund after the Harris Reorganization.

WHAT SHOULD I KNOW ABOUT THE HARRIS REORGANIZATION AND NEIC?

The following information concerning the Harris Reorganization and NEIC has been provided to the Trust by Harris and NEIC.

NEIC is a publicly traded limited partnership whose general partner, New England Investment Companies, Inc., is a subsidiary of New England Mutual Life Insurance Company. NEIC is a holding company for several investment management firms including New Harris, Loomis, Sayles & Company, Reich & Tang L.P., Copley Real Estate Advisors and Back Bay Advisors. Those firms currently manage approximately $75 billion in investments, including approximately $18 billion of mutual fund assets.

In the Harris Reorganization, in addition to assuming certain obligations and liabilities of Harris, NEIC issued to Harris limited partnership units of NEIC. The units issued at the closing were valued pursuant to the terms of the acquisition documents at approximately $175 million, although their market value at such time was higher. In April 1997, Harris will be entitled to receive additional units having a value approximately equal to the amount by which the product of 3.6 times certain revenues of New Harris during 1996 exceed $175 million, but not less than the amount by which the product of 3.5 times certain revenues of New Harris during 1995 exceed $175 million. The actual value of the units to be issued in April 1997 will depend upon market values at such time. In addition, the principals of Harris entered into five-year employment agreements with New Harris. At the closing NEIC granted to certain employees of Harris options that will vest over five years to purchase an aggregate of 200,000 limited partnership units of NEIC exercisable at the market price of the units at the time of the Closing.

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN APPROVING THE INTERIM SUB-ADVISORY AGREEMENT?

In evaluating the Interim Sub-Advisory Agreement, the Board of Trustees reviewed materials furnished by Harris and NEIC. Those materials included information regarding New Harris, NEIC, their respective affiliates and their personnel, operations and financial condition and the terms of the Harris Reorganization and the possible effect on the Fund and the shareholders of the Fund as a result of the Harris Reorganization. Representatives of Harris and representatives of NEIC have indicated that it is Harris' and NEIC's belief that as a consequence of the Harris Reorganization, the operations of the Fund and the capability of New Harris to provide services to the Fund would not be adversely affected and could be enhanced from the resources of NEIC, although there could be no assurance as to any particular benefits that would be obtained.

In their deliberations, the Board of Trustees considered the terms of the Harris Reorganization and also took into account, among other things, the nature and quality of the services to be provided by New Harris, the continuity of personnel between Harris and New Harris, the similarity of terms of the Interim Sub-Advisory Agreement to the terms of the Original Sub-Advisory Agreement, including fees payable under each such agreement, advisory and portfolio management fees paid by comparable funds, the expense ratios of the Fund and of comparable funds, and the representations of New Harris and NEIC that the quality of the services being provided to the Fund will not be diminished as a result of the Harris Reorganization. The Board of Trustees of the Fund also considered the fact that any savings related to the Interim Sub-Advisory Agreement as compared to the Old Sub-Advisory Agreement shall inure to the benefit of the Fund and not the Adviser.

Accordingly, after consideration of the above, and such other factors and information as they deemed relevant, the Board of Trustees, including all trustees who are not "interested persons" (as such term is defined by the 1940
Act) of the Trust, Harris or New Harris, unanimously approved the Interim Sub-Advisory Agreement for the Fund and voted to recommend its approval to the Fund's shareholders.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF THE INTERIM SUB-ADVISORY AGREEMENT FOR THE FUNDS.

                    PROPOSAL 2. NEW SUB-ADVISORY AGREEMENT

WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

As mentioned above, Harris was the sub-adviser and portfolio manager for the Fund prior to September 29, 1995 pursuant to the Original Sub-Advisory Agreement. Pursuant to the Interim Sub-Advisory Contract, for the period September 29, 1995 through the date of shareholder approval, New Harris will provide to the Fund the services previously provided by Harris, operate the previous business of Harris with the same personnel, and the individuals previously involved in the management of the Fund will continue in their former roles with the Fund after the Harris Reorganization.

The Board of Trustees of the Fund believe that it is in the best interest of the Fund, upon receipt of shareholder approval of New Harris as the Fund's sub-adviser, to retain New Harris as the Fund's sub-adviser at the same fee schedule contained in the Original Sub-Advisory Agreement.

The Board of Trustees approved the sub-advisory agreement to be effective upon receipt of shareholder approval and to be entered into by and among the Trust, the Adviser and New Harris (the "New Sub-Advisory Agreement"), at a meeting held on October 12, 1995. The New Sub-Advisory Agreement is being proposed for approval by the shareholders of the Fund. A copy of the form of the New Sub-Advisory Agreement for the Fund is attached hereto as Exhibit B.

HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

Vote "FOR" the Proposal. The Board of Trustees recommended the New Sub-Advisory Agreement to the shareholders of the Fund for their approval. For information about the Board's deliberations and reasons for its recommendations, please see "Board of Trustees Evaluation" near the end of this Proposal 2.

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT?

Apart from the periods covered by the Agreements, the terms of the New Sub-Advisory Agreement are identical to those of the Original Sub-Advisory Agreement.

Accordingly, for its services to the Adviser and the Fund, pursuant to the New Sub-Advisory Agreement, the Adviser pays New Harris a fee, computed daily and payable monthly, equal to 0.50% of the average daily net assets of the Fund. This basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the performance of the S&P 500. The Fund calculates investment performance in the same manner as the S&P 500. The adjustment is 0.02% for each full 1.00% by which the total rate of return of the Fund differs from the total rate of return on the S&P 500 during each Fund year. The maximum annualized performance adjustment is +/- 0.10% (i.e., 10 basis points). New

Harris will receive the maximum performance adjustment in the event that the total rate of return of the Fund exceeds the total rate of return of the S&P 500 by 5.00% (i.e., 500 basis points).

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN APPROVING THE NEW SUB-ADVISORY AGREEMENT?

In evaluating the New Sub-Advisory Agreement, the Board of Trustees took into account, among other things, the nature and quality of the services to be provided by New Harris, the continuity of personnel between Harris and New Harris, the similarity of terms of the New Sub-Advisory Agreement to the terms of the Original Sub-Advisory Agreement, including fees payable under each such agreement, advisory and portfolio management fees paid by comparable funds, the expense ratios of the Fund and of comparable funds, and the representations of New Harris and NEIC that the quality of the services being provided to the Fund will not be diminished as a result of the Harris Reorganization.

Accordingly, after consideration of the above, and such other factors and information as they deemed relevant, the Board of Trustees, including all trustees who are not "interested persons" (as such term is defined by the 1940
Act), of the Trust, Harris or New Harris unanimously approved the New Sub-Advisory Agreement for the Fund and voted to recommend its approval to the Fund's shareholders.

The Board of Trustees recommends a vote FOR approval of the New Sub-Advisory Agreement for the Funds.

           PROPOSAL 3. NEW SUB-ADVISORY AGREEMENT UPON METLIFE MERGER

WHY ARE THE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

On August 16, 1995, the Boards of Directors of New England Mutual Life Insurance Company ("NE Mutual") and of Metropolitan Life Insurance Company ("MetLife") approved a proposed merger of the two companies, with MetLife being the surviving company. Both entities are mutual life insurance companies. This merger, subject to various regulatory and other approvals including approval by the requisite vote of policyholders of both NE Mutual and MetLife, is not expected to be accomplished until after the end of 1995 (the "Merger").

The proposed Merger is being characterized, in general, as beneficial to both merging life insurance companies in that it would combine the very significant financial resources and higher ratings of MetLife with the greater access to the upscale life insurance and annuity markets and the systems support sophistication of NE Mutual.

After the Merger, New Harris will continue to operate with the same personnel and the individuals involved in the portfolio management of the Fund will continue in their present roles with the Fund after the Merger. New Harris will continue to conduct its business at Two North LaSalle Street, Chicago, Illinois 60602.

The Merger, which will result in the transfer of NE Mutual's ownership interest in NEIC to MetLife, constitutes a "change of control" of New Harris that will terminate the New Sub-Advisory Agreement. Therefore, in order to continue the sub-advisory services of New Harris, it will be necessary for the Trust to enter into yet another sub-advisory agreement.

The Board of Trustees approved a new sub-advisory agreement to be effective upon consummation of the Merger and to be entered into by and among the Trust, the Adviser and New Harris (the "New Sub-Advisory Agreement Upon MetLife Merger"), at a meeting held on October 12, 1995. The New Sub-Advisory Agreement Upon MetLife Merger is being proposed for approval by the shareholders of the Fund. A copy of the form of the New Sub-Advisory Agreement Upon MetLife Merger is attached hereto as Exhibit C.

HOW DOES THE BOARD OF TRUSTEES RECOMMENT THAT I VOTE?

Vote "FOR" the Proposal. The Board of Trustees recommended the New Sub-Advisory Agreement Upon MetLife Merger to the shareholders of the Fund for their approval. For information about the Board's deliberations and reasons for its recommendations, please see "Board of Trustees Evaluation" near the end of this Proposal 3.

WHAT ARE THE TERMS OF THE NEW SUB-ADVISORY AGREEMENT UPON METLIFE MERGER?

Apart from the periods covered by the agreements, the terms of the New Sub-Advisory Agreement Upon MetLife Merger are identical to those of the Original Sub-Advisory Agreement. Accordingly, for its services to the Adviser and the Fund, pursuant to the New Sub-Advisory Agreement Upon MetLife Merger, the Adviser pays Harris a fee, computed daily and payable monthly, equal to 0.50% of the average daily net assets of the Fund. This basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the performance of the S&P 500. The Fund calculates investment performance in the same manner as the S&P 500. The adjustment is 0.02% for each full 1.00% by which the total rate of return of the Fund differs from the total rate of return on the S&P 500 during each Fund year. The maximum annualized performance adjustment is +/- 0.10% (i.e., 10 basis points). Harris will receive the maximum performance adjustment in the event that the total rate of return of the Fund exceeds the total rate of return of the S&P 500 by 5.00% (i.e., 500 basis points).

WHAT FACTORS DID THE BOARD OF TRUSTEES CONSIDER IN APPROVING THE NEW SUB-ADVISORY AGREEMENT UPON METLIFE MERGER?

In evaluating the New Sub-Advisory Agreement Upon MetLife Merger, the Board of Trustees took into account, among other things, the nature and quality of the services to be provided by New Harris, the continuity of personnel at New Harris, the similarity of terms of the New Sub-Advisory Agreement Upon MetLife Merger to the terms of the New Sub-Advisory Agreement, including fees payable under each such agreement, advisory and portfolio management fees paid by comparable funds, the expense ratios of the Fund and of comparable funds, and the representations of New Harris, MetLife and NEIC that the quality of the services being provided to the Fund will not be diminished as a result of the Merger.

The Board of Trustees also considered the representations of MetLife, NE Mutual, NEIC and New Harris that the Merger is being proposed for reasons generally unrelated to New Harris, the Adviser or the Fund. The Board of Trustees also considered the fact that the Merger does not affect the direct ownership of New Harris, because while the Merger will result in NEIC being a subsidiary of MetLife, New Harris will remain a subsidiary of NEIC.

Accordingly, after consideration of the above, and such other factors and information as they deemed relevant, the Board of Trustees, including all trustees who are not "interested persons" (as such term is defined by the 1940
Act) of the Trust or New Harris, unanimously approved the New Sub-Advisory Agreement Upon MetLife Merger for the Fund and voted to recommend its approval to the Fund's shareholders.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT UPON METLIFE MERGER FOR THE FUNDS.

                                 OTHER MATTERS

The management of the Trust and Fund is not aware of any other matters to be presented before the meeting. If any other matters should be properly presented, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.

PORTFOLIO TRANSACTIONS

Portfolio transactions of the Fund are placed with those securities brokers and dealers that New Harris believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for the Fund may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of New Harris. New Harris will follow the practices described in this Section when deciding which broker or dealer to use in execution of portfolio transactions.

In valuing brokerage services, New Harris makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, New Harris makes a judgment of the usefulness of research and other information provided by a broker to New Harris in managing the Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to New Harris in advising the Fund.

New Harris is the principal source of information and advice to the Fund, and is responsible for making and initiating the execution of the investment decisions by the Fund. However, the Board of Trustees recognizes that it is important for New Harris, in performing its responsibilities to the Fund, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Fund to take into account the value of the information received for use in advising the Fund. Consequently, the commission paid to brokers (other than HASLP or any other affiliate of New Harris) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of New Harris in providing management services to the Fund is not determinable. In addition, it is understood by the Board of Trustees that other clients of New Harris might also benefit from the information obtained for the Fund, in the same manner that the Fund might also benefit from information obtained by New Harris in performing services to others.

HASLP may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The trustees have determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of New Harris, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates consistent with those charged by HASLP to comparable unaffiliated customers in similar transactions. The Board of Trustees, including a majority of the trustees who are not "interested" trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Fund will not effect principal transactions with HASLP. In executing transactions through HASLP, the Fund will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

The reasonableness of brokerage commissions paid by the Fund in relation to transaction and research services received will continue to be evaluated by the staff of New Harris on an ongoing basis. The general level of brokerage charges and other aspects of the Fund's portfolio transactions will continue to be reviewed periodically by the Board of Trustees.

The following table shows for the period January 20, 1995 through October 31, 1995 of the Fund the aggregate brokerage commissions paid by the Fund to HASLP and the percentage of the Fund's total commissions represented by the commissions paid to HASLP:


                         Commissions Paid to HASLP
                  ------------------------------------------
                  Aggregate Commissions        As % of Total
                           None                     None


SOLICITATION OF PROXIES

   Proxies will be solicited by the Board of Trustees, and the cost of solicitation will be paid by NEIC or MetLife. Additional solicitation may be made by mail, personal interview, telephone and telegraph by officers of the Trust or by principals or employees of New Harris, none of whom will receive any additional compensation for that service. The Trust may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Trust may also engage Proxy Services, P.O. Box 949, Farmingdale, New York, 11735, to render proxy solicitation services at a fee estimated at $1,000. The cost of any additional solicitation, telephone voting and for any proxy solicitation services will also be borne by NEIC or MetLife. The Trust will inquire of any record holder known to be a broker, bank or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Trust will supply additional copies of solicitation materials for forwarding to beneficial owners, and NEIC or MetLife will reimburse the nominee for reasonable out-of-pocket costs.

QUORUM; VOTING AT THE MEETING AND ADJOURNMENT

A quorum of shareholders is required to take action at the meeting. One-third of the shares entitled to vote at the meeting, represented in person or by proxy, will constitute a quorum. The inspectors of election will determine whether or not a quorum is present at the meeting.

Approval of each Sub-Advisory Agreement with respect to the Funds, requires the affirmative vote of "a majority of the outstanding voting securities" of the applicable Fund. The term "a majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund.

In the event that sufficient votes to approve any proposal are not received, the persons named as proxy agents may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any decision to adjourn the meeting will be made by vote of the shares present at the meeting, in person or by proxy, whether or not a quorum is present. Proxies will be voted in favor of adjournment as to any item of business for which there are not enough shares present at the meeting to take action. If sufficient shares are present to constitute a quorum for purposes of an item of business, but insufficient votes have been cast in favor of the item to approve it, proxies will be voted in favor of adjournment only if the Board of Trustees determines that adjournment and additional solicitation is reasonable and in the best interest of the shareholders of the Fund, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to shareholders about the reasons for additional solicitation. A vote may be taken on any of the proposals in this proxy statement for the Fund prior to any adjournment if sufficient votes have been received for approval with respect to the Fund.

SHAREHOLDER MEETINGS AND PROPOSALS

Pursuant to Delaware law, the Declaration of Trust and By-laws of the Trust, the Trust is not required to hold an annual meeting of shareholders. Future meetings of shareholders will be held when and as determined necessary by the Board of Trustees and in accordance with the 1940 Act. A shareholder desiring to submit a proposal for presentation at a meeting of shareholders should send the proposal to the offices of the Trust, 311 South Wacker Drive, Suite 4990, Chicago, Illinois 60606.

IF YOU CANNOT BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

BY ORDER OF THE BOARD OF TRUSTEES:


                                                                Thomas A. Hickey
                                                                       President

                                                                       EXHIBIT A
                             SUB-ADVISORY AGREEMENT


THIS SUB-ADVISORY AGREEMENT, made as of this 29th day of September, 1995, between Briar Funds Trust, a Delaware business trust (the "Trust"), Briar Capital Management L.L.C., an Illinois limited liability company (the "Adviser"), and Harris Associates L.P., a newly organized Illinois limited partnership (the "Sub-Adviser").

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust intends to retain the Adviser to provide management and investment advisory services pursuant to a Management and Advisory Agreement dated January 20, 1995 between the Trust and the Adviser with respect to the Trust's portfolios described in such Management and Advisory Agreement; and

WHEREAS, the Adviser in its capacity as investment adviser to certain portfolios of the Trust retained the Sub-Adviser to provide the day-to-day management with respect to the Trust's portfolio set forth on Appendix A hereto, pursuant to a Sub-Advisory Agreement dated January 15, 1995 (the "Old Sub-Advisory Agreement") between the Trust, the Adviser and Harris Associates L.P. ("Old Harris"); and

WHEREAS, Old Harris transferred all of its operating assets to New England Investment Company, L.P. ("NEIC"), a subsidiary of New England Mutual Life Insurance Company whereby Old Harris as of the date hereof sold its business and substantially all of its operating assets to NEIC, with those assets being transferred to the Sub-Adviser; and

WHEREAS, the Adviser, in its capacity as investment adviser to certain portfolios of the Trust, desires to retain the Sub-Adviser to provide the day-to-day management with respect to the Trust's portfolio set forth on Appendix A hereto, as such may be revised from time to time (the "Fund"), and the Sub-Adviser is willing to perform such services upon the terms and conditions herein set forth; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:


1.ENGAGEMENT.

The Adviser being duly authorized hereby engages the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the direction of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.SERVICES OF SUB-ADVISER.

Subject to the oversight and supervision of the Adviser, the Sub-Adviser shall determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Fund by the Trust and disclosed in writing to the Sub-Adviser, such Fund's investment objective, policies and restrictions as stated in its then current prospectus and statement of additional information and resolutions of the Trust's Trustees, copies of all of which shall have been facsimiled or otherwise provided to the Sub-Adviser. In providing the services to the Fund, Sub-Adviser shall be subject to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, as amended, applicable to the Fund as a regulated investment company, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Sub-Adviser, and the investment objectives, policies and restrictions of the Fund. Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Adviser retains the right to vote all proxies.

3. OTHER COVENANTS.

   The Sub-Adviser agrees that it will:

   a. comply with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable federal laws.

   b. use the comparable level of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities, consistent with its fiduciary obligations under any relevant applicable law.

   c. place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer.
        In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, any Sub-Adviser or the Trust's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser, the Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, orders, decisions and no-action letters.

   d. immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

   e. immediately notify Adviser and the Trust in the event that any information regarding Sub-Adviser in the Trust's Registration Statement is inaccurate or misleading.

   f. assist the Adviser in supplying the Trustees with reports, statistical data and economic information as reasonably requested.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SUB-ADVISER.

   Sub-Adviser represents, warrants and agrees that:

   a. Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act"); or is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(2) of the Advisers Act.

   b. Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund and such other reports as the Adviser or Trust may from time to time reasonably request and provide such information regarding the Sub-Adviser as the Adviser or Trust shall reasonably request.

   c. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Upon the written request of Trust, Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Sub-Adviser by Rule 17j-1(c)(1).

5. BOOKS AND RECORDS.

   In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve or cause to be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.


6. EXPENSES.

   Except as otherwise stated in this Section 6, the Sub-Adviser shall pay all expenses incurred by it in performing its services and duties as investment Sub-Adviser. All other expenses incurred in the operation of the Funds, including portfolio transaction charges, will be borne by the respective Funds, except to the extent specifically assumed by others.

7. COMPENSATION.

   a. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser a fee equal to the lower of the Sub-Adviser's cost (estimated as $10,000 per quarter) or the fees payable under Section 7 of the Old Sub-Advisory Agreement, payable upon the approval of Core Equity Fund shareholders.

   b. Pursuant to the Management and Advisory Agreement between the Adviser and the Trust, Adviser is solely responsible for the payment of fees to Sub-Adviser, and Sub-Adviser agrees to seek payment of its fee solely from Adviser. Furthermore, any savings related to this Sub-Advisory Agreement as compared to the Old Sub-Advisory Agreement shall inure to the benefit of the Fund and not the Adviser.

   c. Net asset value shall be computed on such days, at such time or times and in such manner, as described in the Fund's then current prospectus and in the Trust's Declaration of Trust, as such times and manner may be amended from time to time by the Trustees. Upon the commencement or any termination of this Agreement with respect to a Fund after the first day or before the end of any month, as the case may be, the fee for such part of a month with respect to the Fund shall be pro-rated according to the proportion which such period bears to the full monthly period and, in the case of any termination, shall be payable upon the date of termination with respect to the Fund of this Agreement.

8. LIMITATION OF LIABILITY.

   The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of the Sub-Adviser's duties or from its reckless disregard of its obligation and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Sub-Adviser, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or to the Fund, or acting on any business of the Trust or of the Fund (other than services or business in connection with the Sub-Adviser's duties as sub-investment adviser hereunder), to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, employee or agent or one under the control or direction of the Sub-Adviser even though paid by the Sub-Adviser.

9. TERM.

   This Agreement shall continue until the date set forth opposite such Fund's name on Appendix A hereto (the "Renewal Date"), and thereafter if not terminated shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Trust's Trustees or (b) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without penalty
   (i) by the Adviser (but only upon the approval of the Trustees) upon 60 days' written notice to the Sub-Adviser (which notice may be waived in writing by the Sub-Adviser), (ii) by the Trustees or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's shares, upon 60 days' written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' written notice to the Trust and the Adviser (which notice may be waived in writing by the Trust and the Adviser). This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, notwithstanding anything herein to the contrary, if the Management and Advisory Agreement is terminated for any reason

    (whether by the Trust, by the Adviser or by operation of law), this Agreement shall terminate with respect to the Fund upon the effective date of such termination of the Management and Advisory Agreement.

10. EXCLUSIVITY.

    The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for the Fund and one or more other investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Trust that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

11. AMENDMENTS.

    No provision of this Agreement may be changed, waived, discharged or terminated, except in accordance with the 1940 Act and by an instrument in writing signed by the party against whom an enforcement of the change, waiver, discharge or termination is sought.

12. STATUS OF SUB-ADVISER AS INDEPENDENT CONTRACTOR.

    The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

13. SHAREHOLDER LIABILITY.

    This Agreement is executed by or on behalf of the Trust with respect to the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund. The Trust's Certificate of Trust is on file with the Secretary of State of Delaware.

14. MISCELLANEOUS.

    a. Construction. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 7 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Illinois law; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Securities and Exchange Commission thereunder.

    b. Trustees. When the terms "Trustees" or "Trustees of the Trust" are used herein, such terms shall mean with respect to the Fund (i) the "Series Trustees" (as such term is defined in the Trust's Declaration of Trust), in the event Series Trustees have been appointed and are serving for the Fund, and excludes any other Trustee, and (ii) the persons who have signed the Declaration of Trust as long as such persons shall continue in office, and all other persons who may from time to time be duly qualified and serving as Trustees, in the event Series Trustees are not appointed for such Fund.

    c. Confidentiality. Subject to the duty of Sub-Adviser, Trust and Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Sub-Adviser and Adviser in respect thereto.

    d. Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested as follows: Notice to the Adviser shall be sent to Briar Capital Management L.L.C., 311 South Wacker Drive, Suite 4990, Chicago, IL 60606-6604, Attention: David Evans, notice to the Trust shall be sent to Briar Funds Trust, 311 South Wacker Drive, Suite 4990, Chicago, IL 60606-6604, Attention: Tom Hickey, with a copy to James Snyder, Holleb & Coff, 55 East Monroe Street, Suite 4100, Chicago, Illinois 60603; and notice to the Sub-Adviser shall be sent to Harris Associates, L.P., Two North LaSalle Street, 5th Floor, Chicago, IL 60602, Attention: Anita Nagler.

    e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.


                                        Briar Funds Trust
                                        (the "Trust")


                                        By:________________________________


                                        Attest: ___________________________


Harris Associates L.P.                  Briar Capital Management L.L.C.
(the "Sub-Adviser")                     (the "Adviser")


By: _____________________________       By: _______________________________
   Its:

Attest: _________________________       Attest: ___________________________
     Its:

                                   Appendix A


NAME OF FUND                            RENEWAL DATE

Core Equity Fund                        January 15, 1996



Dated this 29th day of September, 1995.

Briar Funds Trust                       Briar Capital Management L.L.C.
(the "Trust")                           (the "Adviser")


By: _____________________________       By: _______________________________


Attest: _________________________       Attest: ___________________________


Harris Associates L.P.
(the "Sub-Adviser")


By: _____________________________


Attest: _________________________

                                                                       EXHIBIT B

                             SUB-ADVISORY AGREEMENT


THIS SUB-ADVISORY AGREEMENT, made as of this 20th day of December, 1995, between Briar Funds Trust, a Delaware business trust (the "Trust"), Briar Capital Management L.L.C., an Illinois limited liability company (the "Adviser"), and Harris Associates L.P., a newly organized Illinois limited partnership (the "Sub-Adviser").

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust intends to retain the Adviser to provide management and investment advisory services pursuant to a Management and Advisory Agreement dated January 20, 1995 between the Trust and the Adviser with respect to the Trust's portfolios described in such Management and Advisory Agreement; and

WHEREAS, the Adviser in its capacity as investment adviser to certain portfolios of the Trust retained the Sub-Adviser to provide the day-to-day management with respect to the Trust's portfolio set forth on Appendix A hereto, pursuant to a Sub-Advisory Agreement dated January 15, 1995 (the "Old Sub-Advisory Agreement") between the Trust, the Adviser and Harris Associates L.P. ("Old Harris"); and

WHEREAS, Old Harris transferred all of its operating assets to New England Investment Company, L.P. ("NEIC"), a subsidiary of New England Mutual Life Insurance Company whereby Old Harris as of September 29, 1995 sold its business and substantially all of its operating assets to NEIC, with those assets being transferred to the Sub-Adviser (the "Transaction"); and

WHEREAS, the Adviser, in its capacity as investment adviser to certain portfolios of the Trust, desires to retain the Sub-Adviser to provide the day-to-day management with respect to the Trust's portfolio set forth on Appendix A hereto, as such may be revised from time to time (the "Fund"), and the Sub-Adviser is willing to perform such services upon the terms and conditions herein set forth under the same terms as the Old Sub-Advisory Agreement; and

WHEREAS, as a result of the Transaction, the terms of this Sub-Advisory Agreement may be the same as those in the Old Sub-Advisory Agreement only upon receipt of shareholder approval which was obtained the date hereof; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. ENGAGEMENT.

   The Adviser being duly authorized hereby engages the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the direction of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. SERVICES OF SUB-ADVISER.

   Subject to the oversight and supervision of the Adviser, the Sub-Adviser shall determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Fund by the Trust and disclosed in writing to the Sub-Adviser, such Fund's investment objective, policies and restrictions as stated in its then current prospectus and statement of additional information and resolutions of the Trust's Trustees, copies of all of which shall have been facsimiled or otherwise provided to the Sub-Adviser. In providing the services to the Fund, Sub-Adviser shall be subject to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, as amended, applicable to the Fund as a regulated investment company, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Sub-Adviser, and the investment objectives, policies and restrictions of the Fund. Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Adviser retains the right to vote all proxies.

3. OTHER COVENANTS.

   The Sub-Adviser agrees that it will:

   a. comply with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable federal laws.

   b. use the comparable level of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities, consistent with its fiduciary obligations under any relevant applicable law.

   c. place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, any Sub-Adviser or the Trust's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-

        Adviser, the Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, orders, decisions and no-action letters.

   d. immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

   e. immediately notify Adviser and the Trust in the event that any information regarding Sub-Adviser in the Trust's Registration Statement is inaccurate or misleading.

   f. assist the Adviser in supplying the Trustees with reports, statistical data and economic information as reasonably requested.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SUB-ADVISER.

   Sub-Adviser represents, warrants and agrees that:

   a. Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act"); or is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(2) of the Advisers Act.

   b. Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund and such other reports as the Adviser or Trust may from time to time reasonably request and provide such information regarding the Sub-Adviser as the Adviser or Trust shall reasonably request.

   c. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Upon the written request of Trust, Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Sub-Adviser by Rule 17j-1(c)(1).

5. BOOKS AND RECORDS.

   In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve or cause to be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. EXPENSES.

   Except as otherwise stated in this Section 6, the Sub-Adviser shall pay all expenses incurred by it in performing its services and duties as investment Sub-Adviser. All other expenses incurred in the operation of the Funds, including portfolio transaction charges, will be borne by the respective Funds, except to the extent specifically assumed by others.

7. COMPENSATION.

   a. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser a base fee subject to a performance adjustment based upon a comparison of the total return performance of the Fund relative to the total return performance of the Standard and Poor's 500 Stock Index (the "S&P 500"), as described below:

        i. The base fee will be a monthly fee, at the rate of 1/24 of 1% of the average daily net assets of the Fund during each calendar month, payable promptly after the end of the month.

        ii. Immediately following the end of each calendar year, the Sub-Adviser will calculate the percent total return of the Fund for the year (with dividends and capital gains reinvested on the reinvestment date) and subtract from that percentage the percent total return of the S&P 500 for the year (with dividends reinvested on ex-dividend dates). The difference (positive or negative) shall be the "Percentage Difference." For this purpose, the total return of the Fund for any period shall be the percentage change in value during the period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and distributions.

        iii. The "Adjustment Percentage" shall be .02% multiplied by each full percent of the Percentage Difference, but the total adjustment shall not be greater than .10%. The adjustment of the prior year's fee shall be the Adjustment Percentage for the prior year multiplied by the average daily net assets of the Fund during the year. A positive adjustment shall be payable by the Adviser to the Sub-Adviser, and a negative adjustment shall be refundable by the Sub-Adviser to the Adviser, upon completion of the calculation.

        iv. For a calendar year in which this Agreement has become effective or has been terminated, unless the agreement became effective at the beginning of the year or was terminated at the end of the year (a) the Percentage Difference for the short year shall be calculated based on the percent total returns for such period, and (b) both the .02% multiple and the .10% limits shall be reduced pro rata by the portion of the year during which the Sub-Adviser was not managing the Portfolio.

   b. Pursuant to the Management and Advisory Agreement between the Adviser and the Trust, Adviser is solely responsible for the payment of fees to Sub-Adviser, and Sub-Adviser agrees to seek payment of its fee solely from Adviser.

   c. Net asset value shall be computed on such days, at such time or times and in such manner, as described in the Fund's then current prospectus and in the Trust's Declaration of Trust, as such times and manner may be amended from time to time by the Trustees. Upon the commencement or any termination of this Agreement with respect to a Fund after the first day or before the end of any month, as the case may be, the fee for such part of a month with respect to the Fund shall be pro-rated according to the proportion which such period bears to the full monthly period and, in the case of any termination, shall be payable upon the date of termination with respect to the Fund of this Agreement.

8. LIMITATION OF LIABILITY.

   The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of the Sub-Adviser's duties or from its reckless disregard of its obligation and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Sub-Adviser, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or to the Fund, or acting on any business of the Trust or of the Fund (other than services or business in connection with the Sub-Adviser's duties as sub-investment adviser hereunder), to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, employee or agent or one under the control or direction of the Sub-Adviser even though paid by the Sub-Adviser.

9.  TERM.

    This Agreement shall continue until the date set forth opposite such Fund's name on Appendix A hereto (the "Renewal Date"), and thereafter if not terminated shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Trust's Trustees or (b) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without penalty (i) by the Adviser (but only upon the approval of the Trustees) upon 60 days' written notice to the Sub-Adviser (which notice may be waived in writing by the Sub-Adviser), (ii) by the Trustees or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's shares, upon 60 days' written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' written notice to the Trust and the Adviser (which notice may be waived in writing by the Trust and the Adviser). This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, notwithstanding anything herein to the contrary, if the Management and Advisory Agreement is terminated for any reason (whether by the Trust, by the Adviser or by operation of law), this Agreement shall terminate with respect to the Fund upon the effective date of such termination of the Management and Advisory Agreement.

10. EXCLUSIVITY.

    The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for the Fund and one or more other investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Trust that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

11. AMENDMENTS.

    No provision of this Agreement may be changed, waived, discharged or terminated, except in accordance with the 1940 Act and by an instrument in writing signed by the party against whom an enforcement of the change, waiver, discharge or termination is sought.

12. STATUS OF SUB-ADVISER AS INDEPENDENT CONTRACTOR.

    The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

13. SHAREHOLDER LIABILITY.

    This Agreement is executed by or on behalf of the Trust with respect to the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund. The Trust's Certificate of Trust is on file with the Secretary of State of Delaware.

14. MISCELLANEOUS.

    a. Construction. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of
        Section 7 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Illinois law; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Securities and Exchange Commission thereunder.

    b. Trustees. When the terms "Trustees" or "Trustees of the Trust" are used herein, such terms shall mean with respect to the Fund (i) the "Series Trustees" (as such term is defined in the Trust's Declaration of Trust), in the event Series Trustees have been appointed and are serving for the Fund, and excludes any other Trustee, and (ii) the persons who have signed the Declaration of Trust as long as such persons shall continue in office, and all other persons who may from time to time be duly qualified and serving as Trustees, in the event Series Trustees are not appointed for such Fund.

    c. Confidentiality. Subject to the duty of Sub-Adviser, Trust and Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Sub-Adviser and Adviser in respect thereto.

    d. Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested as follows: Notice to the Adviser shall be sent to Briar Capital Management L.L.C., 311 South Wacker Drive, Suite 4990, Chicago, IL 60606-6604, Attention: David Evans, notice to the Trust shall be sent to Briar Funds Trust, 311 South Wacker Drive, Suite 4990, Chicago, IL 60606-6604, Attention: Tom Hickey, with a copy to James Snyder, Holleb & Coff, 55 East Monroe Street, Suite 4100, Chicago, Illinois 60603; and notice to the Sub-Adviser shall be sent to Harris Associates, L.P., Two North LaSalle Street, 5th Floor, Chicago, IL 60602, Attention: Anita Nagler.

    e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.


                                        Briar Funds Trust
                                        (the "Trust")


                                        By: _____________________________


                                        Attest: _________________________


Harris Associates L.P.                  Briar Capital Management L.L.C.
(the "Sub-Adviser")                     (the "Adviser")

By: ___________________________         By: _____________________________
   Its:

Attest: _______________________         Attest: _________________________
     Its:

                                   APPENDIX A


NAME OF FUND                            RENEWAL DATE

Core Equity Fund                        January 15, 1996



Dated this 20th day of December, 1995.

Briar Funds Trust                       Briar Capital Management L.L.C.
(the "Trust")                           (the "Adviser")


By: ___________________________         By: _____________________________


Attest: _______________________         Attest: _________________________


Harris Associates L.P.
 (the "Sub-Adviser")


By: ___________________________


Attest: _______________________

                                                                   EXHIBIT C

                             SUB-ADVISORY AGREEMENT


THIS SUB-ADVISORY AGREEMENT, made as of this _____ day of __________, 1996, between Briar Funds Trust, a Delaware business trust (the "Trust"), Briar Capital Management L.L.C., an Illinois limited liability company (the "Adviser"), and Harris Associates L.P., a newly organized Illinois limited partnership (the "Sub-Adviser").

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust intends to retain the Adviser to provide management and investment advisory services pursuant to a Management and Advisory Agreement dated January 20, 1995 between the Trust and the Adviser with respect to the Trust's portfolios described in such Management and Advisory Agreement; and

WHEREAS, the Adviser in its capacity as investment adviser to certain portfolios of the Trust retained the Sub-Adviser to provide the day-to-day management with respect to the Trust's portfolio set forth on Appendix A hereto, pursuant to a Sub-Advisory Agreement dated January 15, 1995 (the "Old Sub-Advisory Agreement") between the Trust, the Adviser and Harris Associates L.P. ("Old Harris"); and

WHEREAS, Old Harris transferred all of its operating assets to New England Investment Company, L.P. ("NEIC"), a subsidiary of New England Mutual Life Insurance Company ("NE Mutual") whereby Old Harris as of September 29, 1995 hereof sold its business and substantially all of its operating assets to NEIC, with those assets being transferred to the Sub-Adviser (the "Transaction"); and

WHEREAS, as a result of the Transaction, the Trust, Adviser and Sub-Adviser entered into a new sub-advisory agreement dated and approved by the shareholders on December 20, 1995 (the "New Sub-Advisory Agreement"); and

WHEREAS, NE Mutual, the majority shareholder of NEIC merged into Metropolitan Life Insurance Company ("MetLife") on the date hereof requiring under the 1940 Act the parties to enter into another new sub-advisory agreement; and

WHEREAS, the Adviser, in its capacity as investment adviser to certain portfolios of the Trust, desires to retain the Sub-Adviser to provide the day-to-day management with respect to the Trust's portfolio set forth on Appendix A hereto, as such may be revised from time to time (the "Fund"), and the Sub-Adviser is willing to perform such services upon the terms and conditions herein set forth; and

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.       ENGAGEMENT.

         The Adviser being duly authorized hereby engages the Sub-Adviser to manage the investment and reinvestment of the assets of the Fund, subject to the direction of the Adviser, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.       SERVICES OF SUB-ADVISER.

         Subject to the oversight and supervision of the Adviser, the Sub-Adviser shall determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the investment criteria and policies established from time to time for the Fund by the Trust and disclosed in writing to the Sub-Adviser, such Fund's investment objective, policies and restrictions as stated in its then current prospectus and statement of additional information and resolutions of the Trust's Trustees, copies of all of which shall have been facsimiled or otherwise provided to the Sub-Adviser. In providing the services to the Fund, Sub-Adviser shall be subject to such investment restrictions as are set forth in the 1940 Act and the rules thereunder, the Internal Revenue Code, as amended, applicable to the Fund as a regulated investment company, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Sub-Adviser, and the investment objectives, policies and restrictions of the Fund. Sub-Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. The Adviser retains the right to vote all proxies.

3.       OTHER COVENANTS.

         The Sub-Adviser agrees that it will:

         a. comply with all applicable rules and regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable federal laws.

         b. use the comparable level of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities, consistent with its fiduciary obligations under any relevant applicable law.

         c. place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Funds the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer -- viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund. In addition, the Sub-Adviser is authorized to take into account the sale of shares of the Trust in allocating purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, any Sub-Adviser or the Trust's principal underwriter), provided that the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will portfolio securities be purchased from or sold to the Sub-Adviser, the Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission through rules, regulations, orders, decisions and no-action letters.

         d. immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to
                 Section 9(a) of the 1940 Act or otherwise.

         e. immediately notify Adviser and the Trust in the event that any information regarding Sub-Adviser in the Trust's Registration Statement is inaccurate or misleading.

         f. assist the Adviser in supplying the Trustees with reports, statistical data and economic information as reasonably requested.

4.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SUB-ADVISER.

         Sub-Adviser represents, warrants and agrees that:

         a. Sub-Adviser is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act"); or is a "bank" as defined in Section 202(a)(2) of the Advisers Act or an "insurance company" as defined in Section 202(a)(2) of the Advisers Act.

         b. Sub-Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund and such other reports as the Adviser or Trust may from time to time reasonably request and provide such information regarding the Sub-Adviser as the Adviser or Trust shall reasonably request.

         c. Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Upon the written request of Trust, Sub-Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Sub-Adviser by Rule 17j-1(c)(1).

5.       BOOKS AND RECORDS.

         In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Sub-Adviser further agrees to preserve or cause to be preserved for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.       EXPENSES.

         Except as otherwise stated in this Section 6, the Sub-Adviser shall pay all expenses incurred by it in performing its services and duties as investment Sub-Adviser. All other expenses incurred in the operation of the Funds, including portfolio transaction charges, will be borne by the respective Funds, except to the extent specifically assumed by others.

7.       COMPENSATION.

    a. In consideration of the services rendered pursuant to this Agreement, the Adviser will pay to the Sub-Adviser a base fee subject to a performance adjustment based upon a comparison of the total return performance of the Fund relative to the total return performance of the Standard and Poor's 500 Stock Index (the "S&P 500"), as described below:

         i. The base fee will be a monthly fee, at the rate of 1/24 of 1% of the average daily net assets of the Fund during each calendar month, payable promptly after the end of the month.

        ii. Immediately following the end of each calendar year, the Sub-Adviser will calculate the percent total return of the Fund for the year (with dividends and capital gains reinvested on the reinvestment date) and subtract from that percentage the percent total return of the S&P 500 for the year (with dividends reinvested on ex-dividend dates). The difference (positive or negative) shall be the "Percentage Difference." For this purpose, the total return of the Fund for any period shall be the percentage change in value during the period of an investment in shares of the Fund, including the value of shares acquired through reinvestment of all dividends and distributions.

       iii. The "Adjustment Percentage" shall be .02% multiplied by each full percent of the Percentage Difference, but the total adjustment shall not be greater than .10%. The adjustment of the prior year's fee shall be the Adjustment Percentage for the prior year multiplied by the average daily net assets of the Fund during the year. A positive adjustment shall be payable by the Adviser to the Sub-Adviser, and a negative adjustment shall be refundable by the Sub-Adviser to the Adviser, upon completion of the calculation.

        iv. For a calendar year in which this Agreement has become effective or has been terminated, unless the agreement became effective at the beginning of the year or was terminated at the end of the year
             (a) the Percentage Difference for the short year shall be calculated based on the percent total returns for such period, and
             (b) both the .02% multiple and the .10% limits shall be reduced pro rata by the portion of the year during which the Sub-Adviser was not managing the Portfolio.

    b. Pursuant to the Management and Advisory Agreement between the Adviser and the Trust, Adviser is solely responsible for the payment of fees to Sub-Adviser, and Sub-Adviser agrees to seek payment of its fee solely from Adviser.

    c. Net asset value shall be computed on such days, at such time or times and in such manner, as described in the Fund's then current prospectus and in the Trust's Declaration of Trust, as such times and manner may be amended from time to time by the Trustees. Upon the commencement or any termination of this Agreement with respect to a Fund after the first day or before the end of any month, as the case may be, the fee for such part of a month with respect to the Fund shall be pro-rated according to the proportion which such period bears to the full monthly period and, in the case of any termination, shall be payable upon the date of termination with respect to the Fund of this Agreement.

8.  LIMITATION OF LIABILITY.

    The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Sub-Adviser shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of the Sub-Adviser's duties or from its reckless disregard of its obligation and duties under this Agreement. Any person, even though also an officer, director, employee or agent of the Sub-Adviser, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or to the Fund, or acting on any business of the Trust or of the Fund (other than services or business in connection with the Sub-Adviser's duties as sub-investment adviser hereunder), to be rendering such services to or acting solely for the Trust or such Fund and not as an officer, director, employee or agent or one under the control or direction of the Sub-Adviser even though paid by the Sub-Adviser.

9.  TERM.

    This Agreement shall continue until the date set forth opposite such Fund's name on Appendix A hereto (the "Renewal Date"), and thereafter if not terminated shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Trust's Trustees or (b) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated without penalty (i) by the Adviser (but only upon the approval of the Trustees) upon 60 days' written notice to the Sub-Adviser (which notice may be waived in writing by the Sub-Adviser), (ii) by the Trustees or by vote of the holders of a majority (as defined in the 1940 Act) of the Fund's shares, upon 60 days' written notice to the Sub-Adviser, or (iii) by the Sub-Adviser upon not less than 90 days' written notice to the Trust and the Adviser (which notice may be waived in writing by the Trust and the Adviser). This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act). In addition, notwithstanding anything herein to the contrary, if the Management and Advisory Agreement is terminated for any reason (whether by the Trust, by the Adviser or by operation of law), this Agreement shall terminate with respect to the Fund upon the effective date of such termination of the Management and Advisory Agreement.

10. EXCLUSIVITY.

    The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for the Fund and one or more other investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Trust that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

11. AMENDMENTS.

    No provision of this Agreement may be changed, waived, discharged or terminated, except in accordance with the 1940 Act and by an instrument in writing signed by the party against whom an enforcement of the change, waiver, discharge or termination is sought.

12. STATUS OF SUB-ADVISER AS INDEPENDENT CONTRACTOR.

    The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Trust from time to time, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

13. SHAREHOLDER LIABILITY.

    This Agreement is executed by or on behalf of the Trust with respect to the Fund and the obligations hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only upon the Trust and its assets and property. All obligations of the Trust under this Agreement shall apply only on a Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund. The Trust's Certificate of Trust is on file with the Secretary of State of Delaware.

14. MISCELLANEOUS.

    a. Construction. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 7 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Illinois law; provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation of the Securities and Exchange Commission thereunder.

    b. Trustees. When the terms "Trustees" or "Trustees of the Trust" are used herein, such terms shall mean with respect to the Fund (i) the "Series Trustees" (as such term is defined in the Trust's Declaration of Trust), in the event Series Trustees have been appointed and are serving for the Fund, and excludes any other Trustee, and (ii) the persons who have signed the Declaration of Trust as long as such persons shall continue in office, and all other persons who may from time to time be duly qualified and serving as Trustees, in the event Series Trustees are not appointed for such Fund.

    c. Confidentiality. Subject to the duty of Sub-Adviser, Trust and Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Sub-Adviser and Adviser in respect thereto.

    d. Notices. Any notice required or permitted to be given by either party to the other shall be in writing and shall be deemed to have been given when sent by registered or certified mail, postage prepaid, return receipt requested as follows: Notice to the Adviser shall be sent to Briar Capital Management L.L.C., 311 South Wacker Drive, Suite 4990, Chicago, IL 60606-6604, Attention: David Evans, notice to the Trust shall be sent to Briar Funds Trust, 311 South Wacker Drive, Suite 4990, Chicago, IL 60606-6604, Attention: Tom Hickey, with a copy to James Snyder, Holleb & Coff, 55 East Monroe Street, Suite 4100, Chicago, Illinois 60603; and notice to the Sub-Adviser shall be sent to Harris Associates, L.P., Two North LaSalle Street, 5th Floor, Chicago, IL 60602, Attention: Anita Nagler.

    e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original agreement but such counterparts shall together constitute but one and the same instrument.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the day and year first above written.


                                              Briar Funds Trust
                                              (the "Trust")


                                              By: __________________________


                                              Attest: ______________________


Harris Associates L.P.                        Briar Capital Management L.L.C.
(the "Sub-Adviser")                           (the "Adviser")


By: _______________________                   By: __________________________
   Its:

Attest: ___________________                   Attest: ______________________
     Its:

                                   Appendix A


NAME OF FUND                                   RENEWAL DATE

Core Equity Fund                               January 15, 1996



Dated ________________________.

Briar Funds Trust                              Briar Capital Management L.L.C.
(the "Trust")                                  (the "Adviser")


By: __________________________                 By: _________________________


Attest: ______________________                 Attest: _____________________


Harris Associates L.P.
(the "Sub-Adviser")


By: __________________________


Attest: ______________________


PLEASE SIGN, DATE AND RETURN PROMPTLY.                                          THE STALWART CORE EQUITY FUND
                                                                                A SERIES OF BRIAR FUNDS TRUST
                                                                                   MEETING OF SHAREHOLDERS
                                                                                       DECEMBER 20, 1995
                                                                               SOLICITED BY THE BOARD OF TRUSTEES
                                                                David S. Evans and Thomas A. Hickey, or either of them, each with power of substitution, are authorized to vote all shares of The
THE STALWART CORE EQUITY FUND                                   Stalwart Core Equity Fund, a series of Briar Funds Trust (the
PROXY SERVICES                                                  "Trust"), owned by the undersigned at the meeting of shareholders of
POST OFFICE BOX 8156                                            the Trust to be held December 20, 1995 and at any adjournment of
FARMINGDALE, NY  11736-8358                                     the meeting in accordance with the instructions set forth below.
                                                                If no specific instructions are provided, this proxy will be voted for the matters indicated below, The Board of Trustees recommends voting "FOR" Proposal 1, "FOR" Proposal 2 and "FOR" Proposal 3.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/                        BRIAR   KEEP THIS PORTION FOR YOUR RECORDS.
------------------------------------------------------------------------------------------------------------------------------------
                                                          THE STALWART CORE EQUITY FUND       DETACH AND RETURN THIS PORTION ONLY.






         VOTE ON PROPOSALS

     FOR     AGAINST   ABSTAIN
     / /       / /       / /    1.  Approval of the Interim Sub-Advisory Agreement.

     / /       / /       / /    2.  Approval of the New Sub-Advisory Agreement.

     / /       / /       / /    3.  Approval of the New Sub-Advisory Agreement Upon MetLife Merger.

                                                    PLEASE RETURN THIS CARD IN THE ENCLOSED ENVELOPE.



                                --------------------------------------        ---------------------------------     --------------
                                SIGNATURE                                     SIGNATURE (JOINT OWNERS)              DATE
                                Signature(s) should be exactly as name or names appearing on this proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.



